CINCINNATI  FINANCIAL  CORPORATION

Mailing Address:                  P.O. BOX 145496

CINCINNATI, OHIO  45250-5496

           513-870-2000

Investor Contact:  Heather J. Wietzel

513-870-2768

Media Contact:  Joan O. Shevchik

513-603-5323

Cincinnati Financial Corporation Files Petition to Modify Subpoenas Issued by the

Florida Office of Insurance Regulation

• Request for records relates to reinsurance program and communications with trade associations, ratings agencies and risk modeling firms

• Company’s insurance subsidiaries file petition to modify subpoenas and for protective order while working toward September 24 document production date

• Records request would require public airing of policyholders’ private information, discussion of the company’s proprietary information and selective disclosure of non-public information that investors could deem material

• Petition contends that the Florida OIR has exceeded its lawful investigative authority

Cincinnati, September 20, 2007 – Cincinnati Financial Corporation (NASDAQ: CINF) today filed a petition in the Circuit Court of the Second Judicial Circuit in and for Leon County, Florida, to modify subpoenas and grant a protective order. The subpoenas were issued August 24 by the Florida Office of Insurance Regulation to Cincinnati Financial’s lead property casualty insurance subsidiary, The Cincinnati Insurance Company, and its wholly owned subsidiary, The Cincinnati Indemnity Company. Both companies operate in Florida and recently requested homeowner policy rate increases from the OIR, as discussed at a public hearing on September 18.

Since August 24, Cincinnati’s associates have been gathering, copying and preparing hundreds of thousands of requested records to comply with the subpoenas. The scope of the records request, in its current form, covers multiple years and extends well beyond Florida operations to the company’s entire operations across all states.

James E. Benoski, president and chief executive officer of the two insurance subsidiaries, commented, “We share the OIR’s goal to make homeowners insurance available and affordable to the citizens of Florida, and we respect their right – their duty – to investigate activity contrary to their regulations supporting that goal. However, we have received no communication from them indicating any issues with our conduct, transactions or relationships with reinsurance companies, trade associations, ratings agencies or modeling firms. We don’t believe they have any cause to request our documents and investigate our relationships with these organizations as they have done.

“We believe that this unduly broad and burdensome records request would provide no assistance to the Florida OIR and its apparent inquiry into our industry. We’re very concerned because the public hearing scheduled for October 18 would lead to public airing of policyholders’ private information, discussion of the company’s proprietary information and selective disclosure of non-public information that investors could deem material. Further, the investigation is diverting time and effort from the business of serving policyholders and agents. Our companies have not abandoned our Florida policyholders and independent agents. We have not operated through a thinly capitalized Florida subsidiary. We don’t purchase our reinsurance from an affiliated company. We have, despite our underwriting losses in the state, attempted to continue writing some new business, including changing or adding some coverages to support our existing homeowner accounts.”

Benoski said, “We understand that Florida officials are under pressure to lower the rates for homeowners insurance, as they have publicly promised. We have difficulty understanding why our companies have been targeted when we offer homeowner rates that agents tell us are among the very lowest in the state – in most cases, lower than those offered by the top 20 homeowners writers in the state and those of Citizens Property Insurance Corporation.

“We have read about similar subpoenas served on other Florida insurers and have seen reports of statements by public officials in Florida speculating about whether industry members have acted in concert to drive up the price of homeowner insurance in Florida. Our very low homeowner rates suggest that we have certainly not participated in or benefited from any such activity. We would simply like to move toward rates that bear a reasonable relationship to the risks we insure, as Florida statutes require.

“We have no interest in embarrassing the OIR or Florida officials, who should be aware that if our recent request for homeowner policy rate increases is granted, our rates would remain among the lowest in the state. Further, we bring our Florida policyholders exceptional claims service and back our policies with exceptional financial strength. In all of 2006, Cincinnati received not a single complaint about a Florida homeowner claim or the handling of homeowner claims. We have operated in Florida since 1958 and have consistently honored our commitment to bring quality insurance service and products to Florida.”

Benoski concluded, “We believe our petition presents strong arguments to narrow the scope of the subpoenas to reasonable requests within the Florida OIR’s authority. At that point, we look forward to demonstrating that our industry relationships are above-board and ethical, and we plan to turn our full attention back to business, including meeting the insurance needs of Florida’s citizens.”

Cincinnati Financial Corporation offers property and casualty insurance, our main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CFC Investment Company offers commercial leasing and financing services. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals. For additional information about the company, please visit www.cinfin.com.

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2006 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 20. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Inaccurate estimates or assumptions used for critical accounting estimates

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Changing consumer buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Downgrade of the company’s financial strength ratings

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Concerns that doing business with the company is too difficult or

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Increased competition that could result in a significant reduction in the company’s premium growth rate

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Underwriting and pricing methods adopted by competitors that could allow them to identify and flexibly price risks, which could decrease our competitive advantages

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Personal lines pricing and loss trends that lead management to conclude that this segment could not attain sustainable profitability, which could prevent the capitalization of policy acquisition costs

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Actions of insurance departments, state attorneys general or other regulatory agencies that:

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Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Increase our expenses

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace or

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Restrict our ability to execute our business model, including the way we compensate agents

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Sustained decline in overall stock market values negatively affecting the company’s equity portfolio and book value; in particular a sustained decline in the market value of Fifth Third shares, a significant equity holding

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Securities laws that could limit the manner and timing of our investment transactions

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Recession or other economic conditions or regulatory, accounting or tax changes resulting in lower demand for insurance products

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Events, such as the sub-prime mortgage lending crisis, that lead to a significant decline in the value of a particular security or group of securities and impairment of the asset(s)

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Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest-rate fluctuations that result in declining values of fixed-maturity investments

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Adverse outcomes from litigation or administrative proceedings

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Investment activities or market value fluctuations that trigger restrictions applicable to the parent company under the Investment Company Act of 1940

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Events, such as an epidemic, natural catastrophe, terrorism or construction delays, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

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